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                                                                    Exhibit 99.2

                                ESCROW AGREEMENT

         ESCROW AGREEMENT (this "ESCROW AGREEMENT") dated as of August 30, 2000, among Caminus Corporation, a Delaware corporation (the "PURCHASER"), Nucleus Corporation, a Texas corporation and Nucleus Energy Consulting Corporation, a Texas corporation (each, a "SELLER"), David C. Meyers and John H. Gerold, the owners of the capital stock of the Sellers (each, a "SHAREHOLDER"), and State Street Bank and Trust Company of California N.A., a national banking association ("ESCROW AGENT").

                                    RECITALS

         WHEREAS, Purchaser, Sellers and the Shareholders have entered into an Asset Purchase Agreement, dated as of August 30, 2000 (the "ASSET PURCHASE AGREEMENT");

         WHEREAS, pursuant to Section 2.2(c) of the Asset Purchase Agreement, certain assets are being deposited into an escrow account with Escrow Agent to provide security in the event that the Purchaser makes claims for indemnification pursuant to the Asset Purchase Agreement;

         WHEREAS, in the event that certain claims are asserted, Sellers and Shareholders will be required to deposit additional security consisting of cash, common stock or options into the escrow;

         WHEREAS, the parties hereto desire to set forth the terms of such escrow and the release of the aforesaid amounts from the escrow and to appoint the Escrow Agent to act in accordance with the terms hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The parties hereto hereby appoint the Escrow Agent to act as escrow agent in accordance with the terms hereof, and the Escrow Agent hereby accepts such appointment.

         2. DEPOSIT OF INITIAL ESCROW AMOUNTS. On the date hereof, Purchaser is depositing (i) the sum of One Million Dollars ($1,000,000) in cash, in immediately available funds, by wire transfer to an account with the Escrow Agent (the "ESCROW ACCOUNT") and (ii) Sellers are depositing into the Escrow Account 133,332 shares of the common stock of Purchaser ("PURCHASER COMMON STOCK"). The shares of Purchaser Common Stock shall be registered in the names of the Sellers or Shareholders and each certificate representing such shares shall be accompanied by three (3) fully executed blank stock powers, each of which shall bear a "medallion" signature guarantee. Schedule 1 sets forth the name, address and taxpayer identification number (when known) of each Seller and Shareholder, the amount of cash in the Escrow Account attributable to such person, the number of shares of Purchaser Common Stock held for such person in the Escrow Account and the pro rata percentage interest of such person in the Escrow Account. Whenever any fact set forth in Schedule 1 changes, Purchaser and Shareholders shall deliver to the Escrow Agent a revised version of Schedule 1 setting forth the correct facts. Unless and until the
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Escrow Agent receives a revised Schedule 1, the Escrow Agent may assume without inquiry that the last Schedule 1 it has received is correct and remains in effect.

         3.       DEPOSIT OF ADDITIONAL SECURITY INTO SEPARATE ESCROW ACCOUNT.

         (a) Initial Deposit of Additional Security. If following the date hereof, litigation is brought against Purchaser by a person or entity not a party hereto that royalties or other amounts are owing pursuant to the Settlement Agreement dated as of November 10, 1998, between Vitol Gas & Electric LLC and Nucleus Corporation with respect to the transfer of software pursuant to the Asset Purchase Agreement (a "ROYALTY CLAIM"), then Sellers and the Shareholders shall jointly and severally be obligated to deposit, into an additional separate account with the Escrow Agent (the "ADDITIONAL ESCROW ACCOUNT"), cash, shares of Purchaser Common Stock and/or options to purchase shares of Purchaser Common Stock that were issued to Shareholders as of the date hereof (the "OPTIONS"), with an aggregate value, determined as of the date of deposit ("ORIGINAL DEPOSIT DATE"), equal to One Million Six Hundred Thousand Dollars ($1,600,000) or such lesser amount as Purchaser reasonably determines is necessary to provide Purchaser security with respect to the Royalty Claim ("ADDITIONAL ESCROW AMOUNT"). The value of the Purchaser Common Stock and Options shall be determined as provided in Section 3(d) below. The Purchaser Common Stock shall be registered in the names of the Sellers or Shareholders and each certificate representing such shares shall be accompanied by three (3) fully executed blank stock powers, each of which shall bear a "medallion" signature guarantee. The Options shall be deposited with an executed, undated form of assignment providing for the transfer of such Options to Purchaser. Whenever any property is deposited into the Additional Escrow Account, Purchaser, Sellers and Shareholders shall jointly agree on and furnish to the Escrow Agent a schedule in the format of Schedule 1, setting forth the cash, the number of shares of Purchaser Common Stock or Options (if any) held for the benefit of each Shareholder and the relevant other facts concerning such property. Unless and until the Escrow Agent receives such property and schedule, the Escrow Agent may assume that no property is required to be delivered into the Additional Escrow Account. Whenever any fact set forth in such schedule changes, Purchaser and Shareholders shall deliver to the Escrow Agent a revised version of such schedule setting forth the correct facts. Unless and until the Escrow Agent receives a revised schedule, the Escrow Agent may assume without inquiry that the last schedule it has received is correct and remains in effect.

         (b) Subsequent Deposit and Release Instructions. If, at any time after the initial deposit into the Additional Escrow Account, the Purchaser reasonably believes that the amount needed to provide security with respect to the Royalty Claim at such time ("REVISED ADDITIONAL ESCROW AMOUNT") is less than the Additional Escrow Amount previously in effect, then Purchaser shall (i) give instructions to the Escrow Agent to release from the Additional Escrow Account cash, shares of Purchaser Common Stock and/or Options with an aggregate value determined as of the Original Deposit Date equal to the excess of the Additional Escrow Amount previously in effect over the Revised Additional Escrow Amount at such time (provided that the extent to which the amounts released are comprised of cash, shares of Purchaser Common Stock or Options shall be determined in accordance with the instructions of Shareholders), and (ii) furnish a revised version of Schedule 1 to the Escrow Agent pursuant to Section 3(a). If, at any time after the initial deposit into the Additional Escrow Account, the Purchaser reasonably believes that the Revised Additional

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Escrow Amount at such time is greater than the Additional Escrow Amount previously in effect, then Seller and the Shareholders shall be jointly and severally obligated to deposit into the Additional Escrow Account cash, Purchaser Common Stock and/or Options with an aggregate value as of the Original Deposit Date equal to the excess of the Revised Additional Escrow Amount over the Additional Escrow Amount previously in effect; provided, however, in no event shall the Revised Additional Escrow Amount at any time exceed $1,600,000. If the Shareholders desire to deposit cash into the Additional Escrow Account in substitution for any Purchaser Common Stock or Options on deposit in the Additional Escrow Account, then upon the deposit of such additional cash by the Shareholders into the Additional Escrow Account, Purchaser and Shareholders shall execute and deliver instructions in accordance with Section 6(a) directing the Escrow Agent to release Options or Purchaser Common Stock (as determined by Shareholders) with a value (determined as of the Original Deposit Date) equal to the cash deposited. With any deposit of additional cash or property into the Additional Escrow Account, Purchaser, Sellers and Shareholders shall deliver to the Escrow Agent a revised version of the schedule contemplated by Section 3(a). Unless and until the Escrow Agent receives such additional property and such schedule, the Escrow Agent may assume without inquiry that no additional property is required to be deposited into the Additional Escrow Account. If the litigation against Purchaser comprising the Royalty Claim is terminated with no liability to Purchaser, Purchaser and Shareholders shall submit instructions to the Escrow Agent directing the Escrow Agent to release all amounts in the Additional Escrow Account. In the event that after such litigation is terminated, additional litigation constituting a Royalty Claim is brought against Purchaser, the provisions of this Section 3 shall again be applicable and Sellers, Shareholders and Purchaser shall cooperate to establish an escrow account into which the security required to be deposited by Sellers and Shareholders pursuant to Section 3(a) shall be deposited.

         (c) Special Provisions With Respect to Options. Shareholders shall not be entitled to exercise any Options on deposit in the Additional Escrow Account unless they deposit into the Additional Escrow Account cash, Purchaser Common Stock or Options with an aggregate value determined as of such date equal to the value of the Options being exercised (determined as of the Original Deposit Date), together with (i) a certificate of Purchaser agreeing that such Options may be exercised and setting forth the property that must be delivered into the Additional Escrow Account upon the exercise of such Options, and (ii) a revised schedule as contemplated by Section 3(a). Unless and until the Escrow Agent has received such additional property, such certificate and such revised schedule, the Escrow Agent may assume without inquiry that no Option on deposit in the Additional Escrow Account has been or is permitted to be exercised and that no additional property is required to be deposited into the Additional Escrow Account because of the exercise of any Options. In the event that any Options terminate or otherwise become unexercisable, Shareholders and Sellers shall be jointly and severally obligated to deposit into the Additional Escrow Account cash, Purchaser Common Stock and/or Options with an aggregate value determined as of such date equal to the value of the Options which have terminated or otherwise become unexercisable (determined as of the date of the Original Deposit Date), together with (i) a certificate of Purchaser and Shareholders agreeing that such Options have expired and setting forth the property that must be delivered into the Additional Escrow Account because of such expiration, and (ii) a revised schedule as contemplated by Section 3(a). Unless and until the Escrow Agent has received such

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additional property, such certificate and such revised schedule, the Escrow
Agent may assume without inquiry that no Option on deposit in the Additional Escrow Account has expired and that no additional property is required to be deposited into the Additional Escrow Account because any Options have expired.

         (d) Value of Purchaser Common Stock and Options. For the purposes of this Agreement, the value of the Purchaser Common Stock and Options as of any date shall be determined by Purchaser and Shareholders as follows:

                  (1) If the Purchaser Common Stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the value of a share of Purchaser Common Stock will be the average of the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Purchaser Common Stock) for the last five market trading days prior to the day of determination.

                  (2) If the Purchaser Common Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market System) or is regularly quoted by recognized securities dealers but selling prices are not reported, the value of a share of Purchaser Common Stock will be the average of the mean between the high bid and low asked prices for the Purchaser Common Stock for the last five market trading days prior to the day of determination.

                  (3) If the Purchaser Common Stock is not traded as set forth above, the value will be determined in good faith by the board of directors of the Purchaser with reference to the earnings history, book value and prospects of the Purchaser in light of market conditions generally, and any other factors the board of directors considers appropriate.

                  (4) For purposes of this Agreement, the value of Options, as of any date, shall be equal to the excess of the aggregate fair market value of the Purchaser Common Stock (determined as set forth above) or other securities or property issuable upon exercise of the Options as of such date, over the aggregate exercise price of the Options.

         In each case in which shares of Purchaser Common Stock, or Options (or other securities or property) are required to be valued, Purchaser and Shareholders shall deliver to the Escrow Agent a certificate setting forth such value. Unless and until the Escrow Agent receives such certificate, it need not assign any value to such shares or Options. In no event shall the Escrow Agent be required to establish such value. As between Purchaser and Seller and Shareholders, the value of Purchaser Common Stock or Options as of the Original Deposit Date shall not be determinative of the value of any such Purchaser Common Stock or Options actually transferred to Purchaser in satisfaction of indemnification claims.

         4. INVESTMENT OF AMOUNTS DEPOSITED IN ESCROW ACCOUNT AND ADDITIONAL ESCROW ACCOUNT. The Escrow Agent shall invest and reinvest any cash in the Escrow Account and in the Additional Escrow Account and any interest earned thereon in the SSgA U.S. Treasury Money Market Fund, which is a money market mutual fund registered under

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the Investment Company Act of 1940, the principal of which is invested in securities issued or guaranteed by the United States. Any interest earned in the Escrow Account or in the Additional Escrow Account net of any fees or costs of investment shall be paid to the Shareholders at their addresses and in the percentage interests set forth in Schedule 1 on a quarterly basis. Except as provided in the next sentence, the Escrow Agent shall have the right to sell any investments held hereunder in order to comply with the terms of this Escrow Agreement and shall not be liable for any loss due to fluctuation of interest rates or the market value of the investment being sold. The Escrow Agent shall not sell, transfer or dispose of any shares of Purchaser Common Stock or Options except as provided in Section 5 or 6 of this Escrow Agreement.

         5.       RELEASE OF AMOUNTS FROM ESCROW ACCOUNT.

         (a) As used in this Escrow Agreement, "CASH ESCROW BALANCE" shall mean, as of any date, the aggregate amount of cash and cash equivalents on deposit in the Escrow Account on such date, excluding any interest accruing to the Escrow Account and payable to the Shareholders pursuant to Section 4.

         (b) To Purchaser. At any time, and from time to time, the Escrow Agent is authorized and directed to deliver funds from the Escrow Account to Purchaser, upon fulfillment of the following conditions:

                  (1) The Escrow Agent shall have received from Purchaser a certificate signed by an officer of Purchaser (the "ESCROW CERTIFICATE"):

                           (i)      Stating that pursuant to the terms of
Section 6.3 of the Asset Purchase Agreement, Purchaser believes that Purchaser is due and owing funds pursuant to the indemnification obligations of Sellers and Shareholders pursuant to the Asset Purchase Agreement;

                           (ii)     Identifying the sum of money which Purchaser
believes is due and owing as a result of such indemnification ("INDEMNITY CLAIM AMOUNT");

                           (iii)    Setting forth the aggregate of all Indemnity
Claim Amounts set forth in such Escrow Certificate and all Escrow Certificates previously delivered by Purchaser to the Escrow Agent pursuant to this Section 5(b) and as to which none of the events described in Section 5(b)(3) have occurred (such aggregate amount, the "AGGREGATE INDEMNITY CLAIM AMOUNTS"); provided, however, that if Shareholders and Sellers are in compliance with their obligations to make deposits into the Additional Escrow Account pursuant to
Section 3, the Aggregate Indemnity Claim Amounts shall not include any claims attributable to Royalty Claims; and

                           (iv)     Identifying the incident or event giving
rise to the indemnification obligations.

                  (2) Along with the Escrow Certificate, the Escrow Agent shall have received from Purchaser or Shareholders a written receipt executed by the Shareholders evidencing delivery by Purchaser of a copy of such Escrow Certificate to the Shareholders; and

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                  (3)      Any one of the following events shall have occurred:

                           (i)      Thirty calendar days shall have elapsed
since the date on which the Escrow Agent shall have received the Escrow Certificate and evidence of delivery thereof provided for in Sections 5(b)(1) and (2) and the Escrow Agent shall not have received any letter or other document from the Shareholders protesting or otherwise disputing, challenging or disagreeing with any assertion contained in the Escrow Certificate; or

                           (ii)     The Escrow Agent shall have received a
certificate signed by an officer of Purchaser and by the Shareholders fixing and determining the amount, if any, of funds to be delivered to Purchaser from the Escrow Account; or

                           (iii)    The Escrow Agent shall have received a
certified copy of a final order from an arbitrator or a court of competent jurisdiction, which order is not subject to appeal or as to which the appeal period has elapsed and no appeal was taken, directing disposition of the assets in the Escrow Account.

         Within two business days following fulfillment of the conditions set forth in this Section 5(b), the Escrow Agent shall deliver to Purchaser from the Escrow Account the funds or shares of Purchaser Common Stock to which Purchaser is entitled hereunder.

         If the Shareholders shall dispute any assertion contained in any Escrow Certificate delivered by Purchaser pursuant to Section 5(b) then (unless such dispute shall be settled by agreement among Purchaser and the Shareholders) the resolution of such dispute shall be determined by arbitration, in accordance with Section 10 of this Agreement. Any amount so determined by the arbitrator to have been owing from the Escrow Account under this Agreement shall bear interest from the date on which such amount would have been paid pursuant to Section 5(b)(3)(i) until the date of payment at an interest rate equal to the rate of interest earned on funds on deposit in the Escrow Account from the date payment would have been made pursuant to Section 5(b)(3)(i) through the date of payment. Distributions out of the Escrow Account to Purchaser in satisfaction of Purchaser's claims shall be made first in cash, and no distributions to Purchaser shall be made in shares of Purchaser's Common Stock until the cash on deposit in the Escrow Account has been exhausted.

         (c) To Shareholders. The Escrow Agent is authorized and directed to deliver funds and shares of Purchaser Common Stock from the Escrow Account to the party or parties designated by, and in accordance with the instructions of, the Shareholders as follows:

                  (1) On the date which is six (6) months after the date hereof, the Escrow Agent shall release:

                           (i)      an amount of funds equal to the excess (if
any) of (x) the Cash Escrow Balance as of such date, over (y) the sum of Seven Hundred and Fifty Thousand Dollars ($750,000) plus one-fourth of the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to Section 5(b); and

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                           (ii)     a number of shares of Purchaser Common Stock
(which shall not be less than zero) equal to (A) divided by (B), where: (A) is equal to (x) the Cash Escrow Balance (as determined immediately following the release of funds pursuant to clause (i) of this Section 5(c)(1)), plus (y) the product of the number of shares of Purchaser Common Stock on deposit in the Escrow Account at such time, multiplied by $22.50 per share, minus (z) the sum of Three Million Dollars ($3,000,000) and the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to Section 5(b); and (B) is equal to $22.50.

                  (2) On the date which is twelve (12) months after the date hereof, the Escrow Agent shall release:

                           (i)      an amount of funds equal to the excess (if
any) of (x) the Cash Escrow Balance as of such date, over (y) the sum of Five Hundred Thousand Dollars ($500,000) plus one-fourth of the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to Section 5(b); and

                           (ii)     a number of shares of Purchaser Common Stock
(which shall not be less than zero) equal to (A) divided by (B), where: (A) is equal to (x) the Cash Escrow Balance (as determined immediately following the release of funds pursuant to clause (i) of this Section 5(c)(2)), plus (y) the product of the number of shares of Purchaser Common Stock on deposit in the Escrow Account at such time, multiplied by $22.50 per share, minus (z) the sum of Two Million Dollars ($2,000,000) and the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to Section 5(b); and (B) is equal to $22.50.

                  (3) On the date which is eighteen (18) months after the date hereof, the Escrow Agent shall release:

                           (i)      an amount of funds equal to the excess of
the Cash Escrow Balance as of such date, over one-fourth of the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to Section 5(b); and

                           (ii)     a number of shares of Purchaser Common Stock
(which shall not be less than zero) equal to (A) divided by (B), where: (A) is equal to (x) the Cash Escrow Balance (as determined immediately following the release of funds pursuant to clause (i) of this Section 5(c)(3)), plus (y) the product of the number of shares of Purchaser Common Stock on deposit in the Escrow Account at such time, multiplied by $22.50 per share, minus (z) the Aggregate Indemnity Claim Amounts set forth in the most recent Escrow Certificate previously delivered by Purchaser to the Escrow Agent pursuant to
Section 5(b); and (B) is equal to $22.50.

         (d) Notwithstanding any other provision of this Agreement, if at any time the Escrow Agent shall receive a written notice signed jointly by an officer of Purchaser and the Shareholders, providing instructions to the Escrow Agent with respect to the release or

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disposition of amounts on deposit in the Escrow Account or the Escrow Agent shall receive a certified copy of a final order from an arbitrator or a court of competent jurisdiction, which order is not subject to appeal or as to which the appeal period has elapsed and no appeal was taken directing disposition of the funds or Purchaser Common Stock on deposit with the Escrow Agent, the Escrow Agent shall release such amounts or shares in accordance with such instructions or order.

         All payments by the Escrow Agent shall be by wire transfer of immediately available funds or by check as specified by the party to whom such payments are to be made.

         6.       RELEASE OF ASSETS DEPOSITED IN ADDITIONAL ESCROW ACCOUNT.

         Assets (if any) deposited in the Additional Escrow Account shall only be released upon the following conditions:

         (a) If the Escrow Agent shall receive a written notice signed jointly by an officer of Purchaser and the Shareholders providing instructions to the Escrow Agent with respect to the release or disposition of amounts on deposit in the Additional Escrow Account, the Escrow Agent shall release such amounts in accordance with such instructions.

         (b) The Escrow Agent shall have received a certified copy of a final order from a court of competent jurisdiction directing the disposition of the amounts on deposit in the Additional Escrow Account, which order is not subject to appeal or as to which the appeal period has elapsed and no appeal was taken, in which case the Escrow Agent shall disburse such amounts in accordance with such order.

         7.       ESCROW AGENT.

         (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

         (b) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any notice, instruction or request furnished to it in writing hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (c) The Escrow Agent shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the rights and powers conferred upon it by this Escrow Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any reasonable action taken or suffered by it hereunder in good faith and in accordance with the written opinion of such counsel. In no event shall the Escrow Agent be liable for incidental, consequential or punitive damages.

         (d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date (not less than 30 days after the giving of such notice) when such resignation shall take effect, and by transferring all funds and property then held by it pursuant to this Escrow Agreement to the successor escrow agent. Promptly after such notice, Sellers, Shareholders and Purchaser

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shall by mutual agreement appoint a successor escrow agent, such escrow agent to hold the funds theretofore deposited with the Escrow Agent upon the resignation date specified in such notice. If a successor escrow agent is not appointed within 30 days, the Escrow Agent shall have the right to petition any court of competent jurisdiction for the appointment of a successor escrow agent. Sellers, Purchaser, and the Shareholders may by mutual agreement at any time substitute a new escrow agent by giving 15 days' notice thereof to the Escrow Agent then acting. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives delivery of the funds held in escrow.

         (e) For its services hereunder, the Escrow Agent shall be paid fees in accordance with Schedule 2 hereof. Except as set forth in the next sentence, all such fees and expenses shall be paid to the Escrow Agent by Purchaser. Pro Rata Percentage fees and wire transfer fees shall be deducted from distributions made, directed sale fees will be deducted from the proceeds of such sale, investment fees shall be recovered out of the funds on deposit in the Escrow Account or Additional Escrow Account. Purchaser, Sellers and Shareholders agree among themselves that the Escrow Agent's fees shall be allocated among them and paid as follows: The Acceptance Fee, the annual $3,500 Escrow Agent fee and the fees of Escrow Agent's legal counsel and other out-of-pocket expenses associated with the establishment of the Escrow Account shall be paid by Purchaser. All fees associated with claims, legal counsel and other out-of-pocket expenses of Escrow Agent (other than those referred to in the preceding sentence) shall be borne 50% by the Sellers and Shareholders, on the one hand, and 50% by the Purchaser, on the other. Sellers or Shareholders, as appropriate, shall reimburse Purchaser for such fees or expenses payable by them as required by this Section 7(e).

         (f) The Sellers and Shareholders, on the one hand, and Purchaser, on the other, jointly and severally hereby agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred by it, arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises, other than as incurred by reason of its negligence or bad faith. As between the Sellers and Shareholders, on the one hand, and Purchaser, on the other, Sellers and Shareholders shall jointly and severally be obligated to satisfy 50% of any such indemnification obligations and Purchaser shall be obligated to satisfy 50% of any such indemnification obligations. To secure such indemnity obligations, the Escrow Agent shall have a first lien on the Escrow Account and the Additional Escrow Account.

         8. ADDITIONAL PROPERTY. In the event that any Purchaser Common Stock or Options on deposit in the Escrow Account or Additional Escrow Account are converted into securities, cash or other property or distributions of securities, cash or other property are made in respect of such Purchaser Common Stock or Options, all such securities cash or other property shall be deposited into the Escrow Account or Additional Escrow Account, as appropriate, and shall become subject to the terms hereof. With any such deposit of additional property, Purchaser and Shareholders shall deliver to the Escrow Agent a revised version of Schedule 1 or the schedule contemplated by Section 2(a), as appropriate. In addition, in the event of a stock split, reverse stock split, stock dividend, combination of shares, merger, combination, recapitalization or other similar transaction involving the Purchaser Common Stock, Purchaser, Seller and Shareholders agree to amend this Escrow

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Agreement and deliver instructions to the Escrow Agent in the manner appropriate to reflect such transaction.

         9. NOTICES. Any notice, request, instruction or other document to be delivered hereunder by any party hereto to any other party shall be in writing and shall be delivered (and will be deemed to have been duly delivered upon receipt) in person or by electronic facsimile transmission and overnight courier, addressed as follows:

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If to the Escrow Agent to:            State Street Bank and Trust Company of
                                        California, N.A.
                                      633 West 5th Street, 12th Floor
                                      Los Angeles, CA  90071
                                      Attention:  Corporate Trust Administration
                                      (Caminus/Nucleus 2000 Escrow)
                                      Telephone No.:  (213) 362-7357
                                      Telecopier No.:  (213) 362-7338

If to Sellers or Shareholders to:     John. H. Gerold, Jr.
                                      David C. Meyers
                                      Nucleus Corporation
                                      10777 Westheimer, Suite 1250
                                      Houston, TX  77042
                                      Telephone No.:  (713) 974-9000
                                      Telecopier No.:  (713) 980-0507

With a copy to:                       Duane, Morris & Heckscher LLP
                                      380 Lexington Avenue
                                      New York, New York 10168
                                      Attention: Robert J. Hasday, Esq.
                                      Telephone No.:  (212) 692-1010
                                      Telecopier No.:  (212) 692-1020

If to the Company to:                 Caminus Corporation
                                      747 Third Avenue
                                      18th Floor
                                      New York, New York 10017
                                      Attention: President
                                      Telephone No.: (212) 515-3600
                                      Telecopier No.: (212) 888-0691

With a copy to:                       Irell & Manella LLP
                                      1800 Avenue of the Stars, Suite 900
                                      Los Angeles, California 90067
                                      Attention: Richard C. Wirthlin, Esq.
                                      Telephone No.: (310) 277-1010
                                      Telecopier No.: (310) 203-7199

or at such other address as shall be designated by any party pursuant to a notice given hereunder. Notices addressed to the Escrow Agent shall be effective only upon receipt.

                  Upon receipt of any notice or Escrow Certificate under Sections 5 or 6, the Escrow Agent shall promptly deliver a copy of such notice to each other party. Within two business days following receipt of an Escrow Certificate pursuant to Section 5(b), each Shareholder shall deliver to the Escrow Agent and the Purchaser an executed receipt certifying that such Escrow Certificate has been received.

         10. GOVERNING LAW. This Escrow Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws provisions thereof.

         11.      ARBITRATION.

         (a) General. Any controversy, dispute, or claim between the parties to this Escrow Agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this Escrow Agreement shall be settled exclusively by arbitration, before a single arbitrator, in accordance with this Section 11 and the then most applicable rules of the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Such arbitration shall be administered by the American Arbitration Association. Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature. Notwithstanding the foregoing, any party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief. Unless mutually agreed by the parties otherwise, any arbitration shall take place in the Borough of Manhattan, City of New York, State of New York.

         (b) Selection of Arbitrator. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from a list of persons (which shall be retired judges or corporate or litigation attorneys experienced in corporate transactions) provided by the office of the American Arbitration Association having jurisdiction over the Borough of Manhattan, City of New York, State of New York. If the parties are unable to agree upon an arbitrator from the list so drawn, then the Purchaser, on the one hand, and the Sellers and Shareholders, on the other, shall strike names alternately from the list, with the first to strike being determined by lot. After the Purchaser, on the one hand, and the Sellers and Shareholders, on the other, have used four strikes, the remaining name on the list shall be the arbitrator. If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

         (c) Applicability of Arbitration; Remedial Authority. This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator. The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute. The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation. In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

         (d) Fees and Costs. Any filing or administrative fees shall be borne initially by the party requesting arbitration. The Purchaser, on the one hand, and the Sellers and Shareholders, on the other, shall each be responsible for 50% of the costs and fees of the arbitration. Notwithstanding the foregoing, as between the Purchaser on the one hand, and the Sellers and Shareholders on the other, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses, and attorneys' fees.

         (e) Award Final and Binding. The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties. If any of the provisions of this paragraph, or of this Escrow Agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this Escrow Agreement, and this Escrow Agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration. If a court should find that the arbitration provisions of this Escrow Agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

         12.      MISCELLANEOUS.

         (a) This Escrow Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         (b) This Escrow Agreement may be amended only by a written agreement executed by all of the parties hereto.

         (c) Each party executing this Escrow Agreement warrants its authority to execute this Escrow Agreement.

         (d) The Section and other headings of this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

         (e) Any term or provision of this Escrow Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Escrow Agreement or affecting the validity or enforceability or any of the terms or provisions of this Escrow Agreement in any other jurisdiction.

         (f) No waiver of this Escrow Agreement or any part hereof and no notice or consent required or permitted to be given pursuant to this Escrow Agreement shall be valid or effective unless in writing and signed by the party or parties sought to be charged; and no waiver of any breach or condition of this Escrow Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of like or different nature.

         (g) This Escrow Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         13. TERMINATION. This Escrow Agreement shall terminate when the amounts on deposit in the Escrow Account and the Additional Escrow Account have been released pursuant to the provisions of Section 5 and 6 hereof.

         14.      TAX REPORTING DOCUMENTATION AND ALLOCATION OF INVESTMENT
INCOME.

         (a) Purchaser, Sellers and Shareholders shall provide to the Escrow Agent within 30 days after the execution of this Escrow Agreement their certified tax identification numbers on Forms W-9 (or Forms W-8 if they are non-U.S. persons) and such other forms and documents as the Escrow Agent may reasonably request (collectively, "Tax Reporting Documentation"). The parties hereto understand that, if such Tax Reporting Documentation is not so certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code, as it may be amended from time to time, to withhold a portion of any interest or other income earned on the investment of monies or other property held by the Escrow Agent pursuant to this Escrow Agreement.

         (b) For tax reporting and withholding purposes, income earned on investments of funds on hand in the Escrow Account and the Additional Escrow Account shall be allocated to Shareholders in accordance with their percentage interests in Schedule 1 or the schedule contemplated by Section 3(a), as applicable.

         15. ESCROW AGENT NOT STOCK TRANSFER AGENT. The Escrow Agent is not the stock transfer agent of the Purchaser Common Stock and cannot directly effect the transfer of such shares. The Escrow Agent shall be deemed to have distributed shares when it shall have delivered certificates representing such shares and stock powers to the transfer agent with instructions as to how shares should be distributed.

         16. NO CASH-IN-LIEU PAYMENTS. The Escrow Agent shall be required to deliver only whole numbers of shares of Purchaser Common Stock. No cash-in-lieu payments need be made. When shares are required to be delivered pursuant to this Escrow Agreement, the Escrow Agent shall round down the number of shares to be distributed to the nearest whole number of shares and distribute that number.

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the date and year first above written.

                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CALIFORNIA, N.A.


                                        By:    /s/ Paula M. Oswald
                                           -----------------------------------
                                        Name:  Paula M. Oswald
                                        Title:  Vice President

                                        CAMINUS CORPORATION,
                                           a Delaware corporation


                                        By:    /s/ David M. Stoner
                                           -----------------------------------
                                        Name:   David M. Stoner
                                        Title:   President

                                        NUCLEUS CORPORATION,
                                           a Texas corporation

                                        By:    /s/ David C. Meyers
                                           -----------------------------------
                                        Name:   David C. Meyers
                                        Title:   President

                                        NUCLEUS ENERGY CONSULTING CORPORATION,
                                           a Texas corporation


                                        By:    /s/ David C. Meyers
                                           -----------------------------------
                                        Name:    David C. Meyers
                                        Title:   President



                                                 /s/ David C. Meyers
                                           -----------------------------------
                                                 DAVID C. MEYERS
                                                 an individual

                                                 /s/ John H. Gerold
                                           -----------------------------------
                                                 JOHN H. GEROLD
                                                 an individual

                                   SCHEDULE 1

                                     SELLER

                                                                                             # OF SHARES   % INTEREST
                                                                                 ESCROW      IN ESCROW     IN ESCROW
NAME                    ADDRESS                                 TAX PAYER ID     CASH        ACCT.         ACCT.
----                    -------                                 ------------     ----        -----         -----
John H. Gerold          c/o Nucleus Corporation                 ###-##-####      $500,000    66,666        50%
                        10777 Westheimer, Suite 1250
                        Houston, TX  77042
                        Telephone No.:  (713) 974-9000
                        Telecopier No.:  (713) 980-0507


                                   SHAREHOLDER

                                                                                             # OF SHARES   % INTEREST
                                                                                 ESCROW      IN ESCROW     IN ESCROW
NAME                    ADDRESS                                 TAX PAYER ID     CASH        ACCT.         ACCT.
----                    -------                                 ------------     ----        -----         -----
David C. Meyers         c/o Nucleus Corporation                 ###-##-####      $500,000    66,666        50%
                        10777 Westheimer, Suite 1250
                        Houston, TX  77042
                        Telephone No.:  (713) 974-9000
                        Telecopier No.:  (713) 980-0507

                                   SCHEDULE 2
                               TO ESCROW AGREEMENT
                                   ESCROW FEES

ACCEPTANCE FEE:                                                                                          $750.00
         This one-time charge, payable at closing, includes acceptance and assumption of responsibility and duties as Escrow Agent; review and comment on the form of agreement; and establishment of account(s) in accordance with governing document.

LEGAL COUNSEL:                                                                                           AT COST

ESCROW AGENT FEE:                                                                                      $3,500.00
         Payable at funding and annually thereafter, if applicable. Compensates
         State Street for administrative services in accordance with the Escrow
         Agreement.

         ADDITIONAL FEES, IF APPLICABLE:
         PRO-RATA PERCENTAGE: Should the Escrow Agreement require pro-rata distribution of principal cash or investment income to the beneficiaries, STATE STREET WILL ASSESS an additional $100, for each beneficiary pro-rata distribution, which may be offset at State
         Street's discretion against each distribution.

         DIRECTED SALE: State Street will charge $500.00, plus broker commission, for each Directed Sale. In addition, if State Street is required to retain the proceeds from the Directed Sale, an annual fee of $250.00 will be charged to open and maintain a segregated account.
         THE FEES ASSOCIATED WITH A DIRECTED SALE, SHAREHOLDER ACCOUNTING AND
         INVESTMENT FEES, IF ANY, WILL BE PAID FROM THE PROCEEDS OF SUCH SALE.

CLAIMS (if applicable):
         Uncontested                                                                                     $500.00
         Contested                                                                                BILLED AT COST

WIRE TRANSFER FEE (This fee will be deducted from wire amount, if applicable)
         International                                                                                    $40.00
         Domestic                                                                                         $20.00

INVESTMENT FEE:                                                                                           $65.00
         Per security purchased (i.e. Treasuries, Agencies, etc.)


INVESTMENT IN STATE STREET INVESTMENT VEHICLES:                                         40 BASIS POINTS (.0040)
         (Calculated on the Average Daily Net Assets)
INVESTMENT VEHICLES:
         SSgA Prime Money Market Fund
         SSgA US Treasury Money Market Fund
         SSgA Tax Free Money Market Fund

OUT-OF-POCKET EXPENSE:                                                                                   AT COST